IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
              COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.




                                  EXHIBIT 99

                           COMPUTATIONAL MATERIALS

                                     for

                       FINANCIAL ASSET SECURITIES CORP.

             New Century Home Equity Loan Trust, Series 1997-NC6



                  FILED ON FORM SE, DATED DECEMBER 11, 1997.